John Hancock Funds II

Supplement dated October 19, 2015 to the current summary prospectus

Alternative Asset Allocation Fund

Lifestyle Portfolios

Retirement Living Portfolios

Retirement Living through II Portfolios

Retirement Choices Portfolios (collectively, the funds)

Effective January 1, 2016, Steve Medina will no longer serve as a portfolio manager of the funds. Accordingly, all references to Mr. Medina as a portfolio manager of the funds will be removed from each summary prospectus. Robert Boyda, Marcelle Daher, CFA, and Nathan Thooft, CFA will continue as portfolio managers of the funds. Through December 31, 2015, Messrs. Boyda, Medina, and Thooft and Ms. Daher are jointly and primarily responsible for the day-to-day management of the fund, after which only Messrs. Boyda and Thooft and Ms. Daher will be jointly and primarily responsible for the day-to-day management of the funds.

You should read this supplement in conjunction with each fund’s summary prospectus and retain it for future reference.